Exhibit 99.1

goPuff Executive, Christopher DeSousa Joins Driven Deliveries’ Board of Directors

LOS ANGELES, CA, March 25, 2020 -- Driven Deliveries Inc. (the “Company” or Driven) (OTC: DRVD), California’s fastest growing online cannabis retailer and direct-to-consumer logistics company, announced today that Christopher DeSousa has joined the company’s Board of Directors.

Christopher DeSousa is a senior operator and supply chain executive with nearly 20 years of industry experience in third-party logistics, distribution, transportation, final mile delivery, manufacturing, retail operations, and e-commerce. He currently serves as the Head of Operations for goPuff, a digital convenience retailer. goPuff is the first convenience store application to provide door-to-door “hyper-fast delivery” of items, typically within 15-20 minutes of ordering.

DeSousa is responsible for overseeing goPuff’s field and delivery operations, which consist of micro-fulfillment centers and a gig economy driver partner workforce. He also leads several teams at the company’s Philadelphia headquarters including driver operations, loss prevention, safety, lean & continuous improvement, and training.

Prior to joining goPuff, DeSousa has held several senior-level leadership roles at C.H. Robinson, Echo Global Logistics, and DSC Logistics (now CJ Logistics), including most recently as Vice President of Global Logistics at Sleep Number Corporation. Two common themes from throughout his career have been a relentless focus on improving the customer experience, and growth; either in start-up companies or by building innovative new products and services in mature organizations to unlock new revenue streams and expand margin.

DeSousa earned his B.S. degree in Operations and Information Systems Management from the Smeal College of Business at the Pennsylvania State University in 2002. He also earned his M.B.A. degree from the Carlson School of Business at the University of Minnesota in 2019.

“We are excited to have Christopher join the Board,” said Christian Schenk, CEO & Chairman of the Board of Directors, Driven Deliveries Inc. “His experience in market expansion, as well as his participation in mergers and acquisitions along with supporting large scale capital fundraising, will be instrumental in our next phase of growth.” he added.

About Driven:

Driven Deliveries, Inc., is the first publicly traded cannabis delivery service operating within the United States. Founded by experienced technology and cannabis executives, the company provides e-commerce solutions, online sales, and on-demand cannabis delivery, in select cities where allowed by law. Driven offers legal cannabis consumers the ability to purchase and receive their marijuana in a fast and convenient manner. By 2020, legitimate cannabis revenue in the U.S. market is projected to hit $23 billion. By leveraging consumer trends, and offering a proprietary, turnkey delivery system to its customers, management believes it is uniquely positioned to best serve the needs of the emerging cannabis industry and capture notable market share within the sector. For more information, please visit www.DRVD.com and review Driven’s filings with the U.S. Securities and Exchange Commission.

Forward-looking Statements:

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements. All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations, and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that we will achieve these plans, objectives, expectations or intentions. Forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company's control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections. Actual results to differ materially from those in the forward-looking statements and the trading price for our common stock may fluctuate significantly. Forward-looking statements also are affected by the risk factors described in the company’s filings with the U.S. Securities and Exchange Commission. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.